UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 27, 2017

SOLARIS OILFIELD INFRASTRUCTURE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38090	81-5223109
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9811 Katy Freeway, Suite 900

Houston, Texas 77024

(Address of principal executive offices)

(Zip Code)

(281) 501-3070

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in  Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 Entry into a Material Definitive Agreement.

Sand Storage and Transload Agreement

On July 27, 2017, Solaris Oilfield Infrastructure, Inc., a Delaware corporation (the “Company”), entered into a sand storage and transload agreement (the “Agreement”) with a third party customer (“Customer”), pursuant to which the Company has agreed to provide certain rail-to-truck and high-efficiency sand silo transload and storage services for Customer’s proppant volumes at a facility to be constructed and operated by the Company in Kingfisher, Oklahoma. The Agreement has an expected effective date of January 1, 2018 and a term of seven years therefrom, with renewal options for additional six-month terms thereafter. Under the Agreement, Customer will pay the Company a base fee per ton that is transloaded at the facility, and Customer has committed minimum quarterly service and storage volume obligations. In the event of any quarterly shortfall, Customer is subject to a shortfall fee.

The above summary does not purport to be a complete description of the Agreement and is qualified in its entirety by the contents of the Agreement, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2017.

Item 7.01                   Regulation FD Disclosure.

On August 2, 2017, the Company issued a press release announcing the entry into the Agreement. A copy of the press release is attached hereto as Exhibit 99.1.

The information included in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to liabilities of that section.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Solaris Oilfield Infrastructure, Inc. press release dated August 2, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLARIS OILFIELD INFRASTRUCTURE, INC.

By:	/s/ KYLE S. RAMACHANDRAN
Kyle S. Ramachandran
Chief Financial Officer

Dated:  August 2, 2017

EXHIBIT INDEX

Exhibit Number	Description
99.1	Solaris Oilfield Infrastructure, Inc. press release dated August 2, 2017.